Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



President
Section 906 Certification under Sarbanes Oxley Act





I, Vincent J. Esposito, certify that:

1. I have reviewed this report, filed on behalf of Money Market Portfolio, a series of Cash Account Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss.15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




December 27, 2005                       /s/Vincent J. Esposito
                                        ----------------------
                                        Vincent J. Esposito
                                        President
                                        Money Market Portfolio, a series of Cash
                                        Account Trust

                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Financial Officer and Treasurer
Section 906 Certification under Sarbanes Oxley Act





I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Money Market Portfolio, a series of Cash Account Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



December 27, 2005                       /s/Paul Schubert
                                        ----------------
                                        Paul Schubert
                                        Chief Financial Officer and Treasurer
                                        Money Market Portfolio, a series of Cash
                                        Account Trust

                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



President
Section 906 Certification under Sarbanes Oxley Act



I, Vincent J. Esposito, certify that:

1. I have reviewed this report, filed on behalf of Government & Agency Securities Portfolio, a series of Cash Account Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss.15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




December 27, 2005                /s/Vincent J. Esposito
                                 ----------------------
                                 Vincent J. Esposito
                                 President
                                 Government & Agency Securities Portfolio,
                                 a series of Cash Account Trust

                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Financial Officer and Treasurer
Section 906 Certification under Sarbanes Oxley Act





I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Government & Agency Securities Portfolio, a series of Cash Account Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



December 27, 2005                /s/Paul Schubert
                                 ----------------
                                 Paul Schubert
                                 Chief Financial Officer and Treasurer
                                 Government & Agency Securities Portfolio,
                                 a series of Cash Account Trust

                                                                         SCUDDER
                                                                     INVESTMENTS




President
Section 906 Certification under Sarbanes Oxley Act





I, Vincent J. Esposito, certify that:

1. I have reviewed this report, filed on behalf of Tax-Exempt Portfolio, a series of Cash Account Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss.15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



December 27, 2005                               /s/Vincent J. Esposito
                                                ---------------------------
                                                Vincent J. Esposito
                                                President
                                                Tax-Exempt Portfolio, a series
                                                of Cash Account Trust

                                                                         SCUDDER
                                                                     INVESTMENTS




Chief Financial Officer and Treasurer
Section 906 Certification under Sarbanes Oxley Act





I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Tax-Exempt Portfolio, a series of Cash Account Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


December 27, 2005                      /s/Paul Schubert
                                       ---------------------------
                                       Paul Schubert
                                       Chief Financial Officer and Treasurer
                                       Tax-Exempt Portfolio, a series of
                                       Cash Account Trust